UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

THERALINK TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52218	20-2590810
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15000 W. 6th Ave., #400

Golden, CO 80401

(Address of principal executive offices)

(888) 585-4923

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01. Change in Registrant’s Certifying Accountant.

As previously announced, Theralink Technologies, Inc., a Nevada corporation (the “Company” or “we”), consummated the acquisition of the business of Avant Diagnostics, Inc., a Nevada corporation (“Avant”), on June 5, 2020 (the “Acquisition”), by acquiring certain assets and assuming certain liabilities as contemplated by the Asset Purchase Agreement dated May 12, 2020 by and between the Company and Avant.

For accounting purposes, the Acquisition is being accounted for, in substance, as an asset acquisition of the Company’s net assets by Avant. Avant is considered the accounting acquirer and the historical financial statements of Avant, which have been audited by Weinstein International C.P.A. (“Weinstein”), have become the historical financial statements of the Company.

On June 4, 2021, the Company’s board of directors (the “Board”) made a determination that the Company’s independent registered public accounting firm prior to acquisition of Avant, Salberg & Company, P.A., will be the independent registered public accounting firm for the Company, after giving effect to the acquisition of Avant, for the fiscal year ending September 30, 2020 and the current fiscal year. Accordingly, Weinstein, the independent public accounting firm of Avant, as the accounting acquirer, was dismissed and will not be the Company’s independent registered public accounting firm.

In connection with the audit by Weinstein of Avant’s consolidated financial statements for each of the fiscal years ended September 30, 2019 and September 30, 2018, and during the subsequent period through the date of filing of this Current Report on Form 8-K, there were: (i) no disagreements with Weinstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Weinstein’s satisfaction, would have caused Weinstein to make reference to the subject matter of any such disagreements in its report; and (ii) no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Further, the report of Weinstein on Avant’s consolidated financial statements as of and for the years ended September 30, 2019 and September 30, 2018 did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The report of Weinstein on Avant’s financial statements for each of the fiscal years ended September 30, 2019 and September 30, 2018 did contain an explanatory paragraph disclosing the uncertainty regarding Avant’s ability to continue as a going concern.

The Company provided Weinstein with a copy of this Current Report on Form 8-K prior to filing it with the Securities and Exchange Commission (the “SEC”) and has requested and received from Weinstein a letter addressed to the SEC stating whether Weinstein agrees with the statements made herein. A copy of that letter, dated June 8, 2021, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter from Weinstein International C.P.A. dated June 8, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERALINK TECHNOLOGIES, INC.

	By:	/s/ Thomas Chilcott
	Name:	Thomas Chilcott
	Title:	Chief Financial Officer

Date: June 8, 2021